UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas		75074
(Address of principal executive offices)		(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

2008 Annual Meeting of Stockholders

At the 2008 annual meeting of stockholders (the “Annual Meeting”) of Microtune, Inc., a Delaware corporation (the “Company”), held on April 29, 2008, the Company’s stockholders approved proposals to:

(i)	amend and restate the Amended and Restated Microtune, Inc. 2000 Stock Plan (the “2000 Stock Plan”) to increase the number of shares of common stock that may be issued under the 2000 Stock Plan by 500,000 shares from 10,554,496 shares to 11,054,496 shares and to make certain technical revisions and improvements to the 2000 Stock Plan;

(ii)	amend and restate the Amended and Restated Microtune, Inc. 2000 Director Option Plan (the “2000 Director Plan”) to increase the number of shares of common stock that may be issued under the 2000 Director Plan by 200,000 shares from 987,500 shares to 1,187,500 shares; and

(iii)	amend and restate the Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan (the “2000 ESPP”) to increase the number of shares of common stock that may be issued under the 2000 ESPP by 200,000 shares from 1,980,000 shares to 2,180,000 shares.

Summaries of the material terms of the 2000 Stock Plan, 2000 Director Plan and 2000 ESPP (which reflect the approved amendments) can be found in the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 17, 2008 (the “Proxy Statement”), and such summaries are incorporated herein by reference.

Copies of the 2000 Stock Plan, 2000 Director Plan and 2000 ESPP (which reflect the amendments approved at the Annual Meeting) have been filed as Appendices 2, 3 and 4, respectively, to the Proxy Statement and are incorporated herein by reference.

Following the Annual Meeting, the Board of Directors of the Company approved an additional amendment and restatement of the 2000 Stock Plan as described below and filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additional Amendment and Restatement of the 2000 Stock Plan

On April 22, 2008, in response to a recommendation by Institutional Shareholder Services, Inc. (ISS), a shareholder advisory service, the Company confirmed that management of the Company would make a presentation to its Board of Directors recommending that the 2000 Stock Plan be amended further to provide that the Company will not modify or exchange outstanding stock options to effect any repricing or replacement of underwater options, without stockholder approval.

On April 29, 2008, following the stockholders’ approval of the amendment and restatement of the 2000 Stock Plan described above, the Company’s Board of Directors authorized the further amendment and restatement of the 2000 Stock Plan in order to provide that no stock option may be amended to decrease the exercise price, without first obtaining stockholder approval. The foregoing description of the amended and restated 2000 Stock Plan is qualified in its entirety by reference to the text of the Amended and Restated Microtune, Inc. 2000 Stock Plan, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to Ionics Manufacturing Agreement

On April 28, 2008, Microtune (Texas), L.P., a Texas limited partnership (“Microtune L.P.”) and a subsidiary of the Company, and Ionics EMS, Inc., a Philippine corporation (“Ionics”), entered into the Second Amendment (the “Amendment”) to that certain Manufacturing Agreement dated as of May 24, 2005, whereby Ionics manufactures certain radio frequency subsystem products for Microtune L.P. on a purchase order basis. The Amendment is deemed effective as of January 1, 2008. The Amendment provides, among other things, for certain responsibilities and obligations of each party during fiscal year 2008 in connection with Ionics’ maintenance and calibration of the equipment consigned to Ionics by Microtune L.P. In addition, the Amendment permits the determination of manufacturing pricing outside of the pre-determined price schedule, by the mutual agreement of the parties through price quotations and purchase orders. Finally, the Amendment provides for manufacturing price adjustments due to currency exchange rate fluctuations.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2008 Salary Adjustments and Equity Incentive Grants

On April 29, 2008, the Company’s Board of Directors, upon the recommendation of the Compensation Committee of the Board, approved increases in the annual base salaries and new equity incentive grants for the Company’s executive officers. Pursuant to the terms of the Company’s Equity Compensation Award Policy, the grant date of these awards shall be May 12, 2008. The following table sets forth the new annual base salaries to be paid to certain of the Company’s executive officers effective as of May 1, 2008, and new grants of restricted stock units pursuant to the 2000 Stock Plan:

Executive Officer	Position	Base Salary		Restricted Stock Units(1)
James A. Fontaine	Chief Executive Officer and President	$350,000		80,000

Jeffrey A. Kupp	Chief Financial Officer and Vice President	$256,025		30,000

Albert H. Taddiken	Chief Operating Officer	$256,025		48,000

Robert S. Kirk	Vice President of Worldwide Sales	$166,002		28,000

Barry F. Koch	Vice President and Managing Director, Microtune GmbH & Co. KG	€163,899	(2)	24,000

Phillip D. Peterson	General Counsel	$210,000		16,000

(1)	The restricted stock units will vest on May 12, 2012.
(2)	Mr. Koch is compensated in Euros.

2008 Sales Compensation Plan of Robert S. Kirk, Vice President of Worldwide Sales

On April 29, 2008, the Company amended the Executive Officer Sales Incentive Compensation Plan (the “Sales Compensation Plan”) for Robert S. Kirk, Vice President of Worldwide Sales, to provide that the design-win goals under the Sales Compensation Plan will be weighted and approved at the commencement of an applicable plan period, and will be finalized no later than 60 days after the commencement of an applicable plan period. Except for the foregoing amendment, the Sales Compensation Plan remains in full force and effect. A copy of the Sales Compensation Plan, as amended, is filed hereto as Exhibit 10.5 and is incorporated herein by reference. For a discussion of the terms of the Sales Compensation Plan, see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 25, 2007.

Amendment and Restatement of Incentive Plans

The information set forth under Item 1.01 above regarding the 2000 Stock Plan, the 2000 Director Plan and the 2000 ESPP is incorporated herein by reference.

Item 8.01	Other Events.

2008 Annual Meeting of Stockholders

On April 29, 2008, the Company held its Annual Meeting. There were 49,241,899 shares represented in person or by valid proxies, constituting 90.8% of the 54,226,534 shares outstanding on the record date of March 3, 2008. The stockholders approved all five of the proposals submitted by the Company for consideration at the Annual Meeting. With regard to the proposals offered for consideration, the following votes were cast:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders voted on the election of directors. Each of the Company’s nine directors was nominated for election. As a result of the election, Messrs. Ciciora, Clardy, Craddock, Fontaine, LeVecchio, Marren, Schueppert, Tai, and White were duly elected as directors of the Company to serve until the 2009 annual meeting of stockholders. The results of the voting were as follows:

Nominee	For	% of Voting	% of Outstanding	Withheld	% of Voting Withheld	% of Outstanding Withheld
Walter S. Ciciora	47,740,613	96.96%	88.04%	1,501,286	3.04%	2.77%
James H. Clardy	46,750,888	94.95%	86.21%	2,491,011	5.05%	4.59%
Steven Craddock	48,047,372	97.58%	88.60%	1,194,527	2.42%	2.20%
James A. Fontaine	48,233,001	97.96%	88.95%	1,008,898	2.04%	1.86%
Anthony J. LeVecchio	44,316,239	90.00%	81.72%	4,925,660	10.00%	9.08%
Bernard T. Marren	43,161,905	87.66%	79.60%	6,079,994	12.34%	11.21%
Michael T. Schueppert	47,081,836	95.62%	86.82%	2,160,063	4.38%	3.98%
William P. Tai	48,290,595	98.07%	89.05%	951,304	1.93%	1.75%
A. Travis White	48,034,729	97.55%	88.58%	1,207,170	2.45%	2.23%

Proposal 2: Approval of the Amendment and Restatement of the 2000 Stock Plan to Increase the Number of Shares That May Be Issued Under the 2000 Stock Plan and to Make Certain Technical Revisions and Improvements to the 2000 Stock Plan

At the Annual Meeting, stockholders voted on a proposal to amend and restate the 2000 Stock Plan to increase the number of shares of common stock that may be issued under the 2000 Stock Plan by 500,000 shares from 10,554,496 shares to 11,054,496 shares and to make certain technical revisions and improvements to the 2000 Stock Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	25,533,571	69.65%	47.08%
Against	11,060,873	30.17%	20.39%
Abstain	64,606	0.18%	0.12%
Broker Non-Vote	12,582,849	N/A	N/A

Proposal 3: Approval of the Amendment and Restatement of the 2000 Director Plan to Increase the Number of Shares That May Be Issued Under the 2000 Director Plan

At the Annual Meeting, stockholders voted on a proposal to amend and restate the 2000 Director Plan to increase the number of shares of common stock that may be issued under the 2000 Director Plan by 200,000 shares from 987,500 shares to 1,187,500 shares. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	28,751,728	78.43%	53.02%
Against	7,846,808	21.40%	14.47%
Abstain	60,514	0.17%	0.11%
Broker Non-Vote	12,582,849	N/A	N/A

Proposal 4: Approval of the Amendment and Restatement of the 2000 ESPP to Increase the Number of Shares That May Be Issued Under the 2000 ESPP

At the Annual Meeting, stockholders voted on a proposal to amend and restate the 2000 ESPP to increase the number of shares of common stock that may be issued under the 2000 ESPP by 200,000 shares from 1,980,000 shares to 2,180,000 shares. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	35,925,257	98.00%	66.25%
Against	673,512	1.84%	1.24%
Abstain	60,281	0.16%	0.11%
Broker Non-Vote	12,582,849	N/A	N/A

Proposal 5: Ratification of Appointment of Independent Auditors

At the Annual Meeting, stockholders voted on a proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	47,961,882	97.40%	88.45%
Against	931,283	1.89%	1.72%
Abstain	348,734	0.71%	0.64%

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number		Description

10.1		Amended and Restated Microtune, Inc. 2000 Stock Plan.

10.2	(1)	Amended and Restated Microtune, Inc. 2000 Director Option Plan.

10.3	(1)	Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan.

10.4		Second Amendment to Manufacturing Agreement between Microtune (Texas), L.P. and Ionics EMS, Inc. dated April 28, 2008.

10.5		Executive Officer Sales Incentive Compensation Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: May 2, 2008	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit Number		Description

10.1		Amended and Restated Microtune, Inc. 2000 Stock Plan.

10.2	(1)	Amended and Restated Microtune, Inc. 2000 Director Option Plan.

10.3	(1)	Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan.

10.4		Second Amendment to Manufacturing Agreement between Microtune (Texas), L.P. and Ionics EMS, Inc. dated April 28, 2008.

10.5		Executive Officer Sales Incentive Compensation Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 17, 2008.